EXHIBIT 4.3

                     SUBSEQUENT CONTRACT TRANSFER AGREEMENT


                                     between


                          DVI RECEIVABLES CORP. XVIII,
                                   as Company


                                       and


                         DVI RECEIVABLES XVIII, L.L.C.,
                                    as Issuer




                          Dated as of November 1, 2002





ALL RIGHTS IN AND TO THIS AGREEMENT ON THE PART OF DVI RECEIVABLES XVIII, L.L.C. HAVE BEEN ASSIGNED AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF U.S. BANK NATIONAL ASSOCIATION (AS SUCCESSOR TO U.S. BANK TRUST NATIONAL ASSOCIATION), AS TRUSTEE, UNDER THE INDENTURE DATED AS OF NOVEMBER 1, 2002 FOR THE BENEFIT OF THE PERSONS REFERRED TO THEREIN.

                                                           TABLE OF CONTENTS

                                                                                                                PAGE

                                                         ARTICLE I DEFINITIONS

   Section 1.01         Definitions...............................................................................1

                                       ARTICLE II PROCEDURES FOR PURCHASES OF ELIGIBLE CONTRACTS

   Section 2.01         Transfer..................................................................................2
   Section 2.02         Substitute Contracts......................................................................2
   Section 2.03         Intent of Parties; Security Interest......................................................3
   Section 2.04         Obligations to Transfer Certain Collections...............................................3
   Section 2.05         Grant of Security Interest................................................................3

                                 ARTICLE III REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

   Section 3.01         Organization and Good Standing............................................................5
   Section 3.02         Authorization.............................................................................5
   Section 3.03         Binding Obligation........................................................................5
   Section 3.04         No Violation..............................................................................6
   Section 3.05         No Proceedings............................................................................6
   Section 3.06         Approvals.................................................................................6
   Section 3.07         Ability to Perform........................................................................6
   Section 3.08         Equipment and Contracts...................................................................6
   Section 3.09         Principal Executive Office; Legal Name....................................................7
   Section 3.10         No Prior Assignments......................................................................7
   Section 3.11         Valid Sale; Fair Consideration............................................................8
   Section 3.12         Nonconsolidation..........................................................................8
   Section 3.13         Ordinary Course; No Insolvency............................................................9
   Section 3.14         Assets and Liabilities....................................................................9
   Section 3.15         Transfer Taxes............................................................................9
   Section 3.16         Ability to Pay Debts......................................................................9
   Section 3.17         Bulk Transfer Provisions..................................................................9

                                                   ARTICLE IV CONDITIONS TO PURCHASE

   Section 4.01         Representations and Warranties...........................................................10

                                              ARTICLE V FURTHER COVENANTS OF THE COMPANY

   Section 5.01         Books and Records........................................................................10
   Section 5.02         Preservation of Office...................................................................10
   Section 5.03         Liens....................................................................................10
   Section 5.04         No Bankruptcy Petition Against the Issuer or Managing Member.............................11
   Section 5.05         Protection of Right, Title and Interest..................................................11



                                                         i

                                                 TABLE OF CONTENTS
                                                    (continued)

                                                                                                               PAGE

                                        ARTICLE VI REPRESENTATIONS AND COVENANTS OF THE ISSUER

   Section 6.01         Nonconsolidation.........................................................................11
   Section 6.02         No Bankruptcy Petition Against the Company...............................................12

                                                       ARTICLE VII SUBSTITUTION

   Section 7.01         Substitution.............................................................................12
   Section 7.02         Notice of Substitution...................................................................13
   Section 7.03         Contributor's and Company's Subsequent Obligations.......................................13
   Section 7.04         Usage of Predecessor Contracts in Calculation............................................14

                                                      ARTICLE VIII MISCELLANEOUS

   Section 8.01         Amendment................................................................................14
   Section 8.02         Effect of Invalidity of Provisions.......................................................15
   Section 8.03         Notices..................................................................................15
   Section 8.04         Entire Agreement.........................................................................15
   Section 8.05         Survival.................................................................................15
   Section 8.06         Consent to Service.......................................................................16
   Section 8.07         Jurisdiction Not Exclusive...............................................................16
   Section 8.08         Construction.............................................................................16
   Section 8.09         Further Assurances.......................................................................16
   Section 8.10         Third Party Beneficiaries................................................................16
   Section 8.14         Headings and Cross-References............................................................17
   Section 8.15         Costs and Expenses.......................................................................18
   Section 8.16         Confidential Information.................................................................18
   Section 8.17         Statutory References.....................................................................18
   Section 8.18         Execution in Counterparts................................................................18
   Section 8.19         Power of Attorney........................................................................18

   EXHIBITS

   EXHIBIT A -  SUBSEQUENT CONTRACT TRANSFER FORM
   EXHIBIT B  - FORM OF RE-ASSIGNMENT OF ISSUER'S CERTIFICATE
   EXHIBIT C -  FORM OF OFFICER'S CERTIFICATE PURSUANT TO ARTICLE VII

         SUBSEQUENT CONTRACT TRANSFER AGREEMENT ("Agreement") dated as of November 1, 2002, between DVI RECEIVABLES XVIII, L.L.C., a Delaware limited liability company (the "Issuer"), and DVI RECEIVABLES CORP. XVIII, a Delaware corporation (the "COMPANY").

         WHEREAS, the Company will from time to time acquire certain Contracts and other Contributed Property related thereto pursuant to the Contribution and Servicing Agreement dated as of the date hereof, between the Company and DVI Financial Services Inc. (the "CONTRIBUTOR"), the Company will acquire from DVI Receivables Corp. XV ("DVI CORP. XV") pursuant to a Sale Agreement (the "DVI XV SALE AGREEMENT"), dated the date hereof, among the Company, the Issuer, DVI Receivables Corp. XV and DVI Receivables XV, L.L.C. ("DVI RECEIVABLES XV") the Sold Company Assets (as defined in the DVI XV Sale Agreement, and the Company will acquire from DVI Funding Corporation ("DFC") pursuant to a Sale Agreement (the "FUNDING SALE AGREEMENT"), dated the date hereof, among the Company, the Issuer, DFC and DVI Funding, L.L.C. ("DVI FUNDING L.L.C.") the Sold Company Assets (as defined in the Funding Sale Agreement).

         WHEREAS, the Company desires to transfer to Issuer all Contributed Property (other than any ownership interest in Equipment) which it acquires from the Contributor and certain other assets, and Issuer desires to purchase such Contributed Property and other assets, in each instance in accordance with the terms and conditions set forth in this Agreement.

         WHEREAS, pursuant to the Indenture (the "INDENTURE"), dated as of the date hereof, by and between the Issuer and U.S. BANK NATIONAL ASSOCIATION (as successor to U.S. Bank Trust National Association) (the "TRUSTEE"), the Issuer intends to issue its Series 2002-2 Notes, which will be collateralized by a pledge by the Issuer to the Trustee, on behalf of the Noteholders and the Swap Provider of all of the Issuer's right, title and interest in, to and under the Trust Property.

         WHEREAS, to facilitate the issuance of its Series 2002-2 Notes, the Issuer and the Company desire to enter into this Agreement.

         NOW, THEREFORE, the parties, in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Section 1.01      DEFINITIONS.

         For purposes of this Agreement, capitalized terms used herein but not otherwise defined shall have the respective meanings assigned to such terms in Appendix I to the Contribution and Servicing Agreement.

                                   ARTICLE II
                 PROCEDURES FOR PURCHASES OF ELIGIBLE CONTRACTS

         Section 2.01      TRANSFER.

         (a) CONVEYANCE. Upon the terms and conditions herein set forth, in exchange for cash consideration received therefore and for other good and valuable consideration, the Company hereby transfers, pledges, assigns and sells to the Issuer on each Contribution Date (or, in the case of any Substitute Contracts the related Substitution Date), without recourse except as set forth herein, all of the Company's right, title and interest in and to the Company Assets as set forth on the related Subsequent Contract Transfer Form. All funds received by the Company on or in connection with the Company Assets on and after the applicable Cut-off Date shall be received, held and applied by the Company in trust for the benefit of the Issuer as owner of the Contracts and the other Company Assets.

         (b) After giving effect to such transfer and sale, the ownership of each such Contract and the other Company Assets transferred on the related Contribution Date shall be vested in the Issuer. On each Contribution Date, the Contract Files and any other documents relating to each Contract and the other Company Assets shall be delivered to the Trustee and at all times held in trust by the Trustee for the benefit of the Noteholders and the Swap Provider pursuant to the terms of the Indenture. The Company agrees to take no action inconsistent with the ownership of any Contract or the other Company Assets, to promptly indicate to all parties with a valid interest inquiring as to the true ownership of each Contract, that each Contract and the other Company Assets have been transferred, assigned and sold to the Issuer and to claim no ownership interest in any such Contracts and the other Company Assets.

         (c) Any Company Assets transferred by the Contributor to the Company from time to time shall forthwith be transferred to the Issuer without further act, notwithstanding the delivery of any Subsequent Contract Transfer Forms in respect thereof.

         Section 2.02      SUBSTITUTE CONTRACTS.

         (a) In consideration for the transfer by the Issuer to the Company of any Predecessor Contract transferred to the Company by the Issuer in accordance with the terms and conditions of Section 7 of the Contribution and Servicing Agreement, the Company shall transfer to the Issuer on the Substitution Date related thereto, and the Issuer shall accept, a Substitute Contract; PROVIDED that such Substitute Contract is in accordance with the terms and conditions of the Contribution and Servicing Agreement.

         (b) With respect to all Predecessor Contracts and the ownership or the security interest (as the case maybe) in the related Equipment purchased or replaced by the Contributor pursuant to Section 5 or Section 7 of the Contribution and Servicing Agreement, the Issuer shall deliver to the Company, an instrument substantially in the form of Exhibit B hereto, assigning to the Company, without recourse, representation or warranty (except as to the absence of liens, claims, or encumbrances resulting from actions taken, or failed to be taken, by the Issuer), all of the Issuer's right, title and interest in and to such Predecessor Contracts and the ownership or the security interest (as the case may be) in the related Equipment, and all security and documents relating thereto.

         Section 2.03      INTENT OF PARTIES; SECURITY INTEREST.

         The Issuer and the Company hereby confirm that the transactions contemplated in this Agreement are intended as transfers, assignments, conveyances and sales rather than as loan transactions. In the event, for any reason, and solely in such event, any transaction hereunder is construed by any court or regulatory authority as a loan or other than a transfer, assignment, conveyance and sale of any or all Company Assets, then the Company shall be deemed to have hereby pledged to the Issuer as security for the performance by the Company of all of its obligations from time to time arising hereunder and with respect to any and all purchases effected pursuant hereto, and shall be deemed to have either assigned or granted to the Issuer a first priority perfected (except Equipment for which the Original Equipment Cost is less than $25,000, in which case, the Company shall be deemed to have granted a valid security interest) security interest in all of the Company Assets. In furtherance of the foregoing, (i) this Agreement shall constitute a security agreement, (ii) the Trustee shall be deemed to be a bailee for purposes of perfection of the security interest granted to Issuer (and its assigns), (iii) the Issuer shall have all of the rights of a secured party with respect to the Company Assets pursuant to applicable law and (iv) in the manner consistent with this Agreement, the Company shall execute all documents, including, but not limited to, UCC financing statements, to effectively perfect and evidence Issuer's first priority security interest in the Company Assets except that UCC financing statements need not be filed with respect to Equipment for which the Original Equipment Cost is less than $25,000. The Company also covenants not to pledge, assign or grant any security interest to any other party in any of the Company Assets. The consideration received and to be received by the Company in exchange for the transfer, assignment and conveyance of the Company Assets is intended to be fair consideration having value equivalent to or in excess of the value of the assets being transferred by the Company.

         Section 2.04 OBLIGATIONS TO TRANSFER CERTAIN COLLECTIONS. The Company shall cause the Servicer to pay to the Issuer, by deposit into the Collection Account within two (2) business days after receipt thereof, any and all payments and other amounts (other than Purchase Option Payments, any Excluded Amounts and any other payments not included in the determination of Discounted Contract Balance with respect to the related Contract as such Balance is set forth in the related Contract Schedule), if any, received by or on behalf of the Company in respect of any Equipment owned by the Transferor following or as a result of any default or early termination under the related Contract.

         Section 2.05      GRANT OF SECURITY INTEREST.

         (a) To secure the timely payment of all obligations owing by the Company and the performance and observance of all the obligations and liabilities of the Company contained in this Agreement and the other Transaction Documents (collectively, the "COMPANY OBLIGATIONS"), the Company hereby conveys, warrants, assigns, transfers, pledges and grants a security interest unto (all of the following are collectively, the "COMPANY COLLATERAL") (i) the Trustee, for the benefit and security of the Issuer, all of the Company's right, title and interest in and to all Equipment of the Company subject to certificates of title or similar evidences of ownership, and all proceeds thereof, and (ii) the Issuer, all of the Company's right, title and interest in and to all Equipment of the Company, including all proceeds thereof.

         (b) This Agreement shall create a continuing security interest in the Company Collateral and shall:

             (i) remain in full force and effect until payment in full and performance of all Company Obligations;

             (ii) be binding upon the Company and its successors, transferees and assigns (except with respect to Company Collateral as to which the Issuer, pursuant to Section 2.05(d) or 2.05(e) or with the prior written consent of the Trustee, or the Trustee shall have released its security interest therein); and

             (iii) inure, together with the rights and remedies of the Issuer hereunder, to the benefit of the Issuer and its successors and assigns.

         (c) Upon the payment in full and performance of all Company Obligations, the security interest granted herein shall, immediately and without further action, terminate and be released and all rights to the Company Collateral shall revert to the Company. Upon any such termination and release, the Issuer and the Trustee will, at the Company's sole expense, deliver to the Company all certificates and instruments representing or evidencing any Company Collateral, and execute and deliver to the Company such documents as the Company shall reasonably request to evidence such termination and release.

         (d) In the event that (i) the Contributor or the Servicer shall have substituted a Substitute Contract and an ownership interest or security interest (as the case may be) in the Equipment subject thereto for a Predecessor Contract and an ownership interest of security interest (as the case may be) in the Equipment subject thereto in accordance with the Contribution and Servicing Agreement, or (ii) the Contributor or the Servicer shall have repurchased a Contract and an ownership interest or security interest (as the case may be) in the related Equipment in accordance with the Contribution and Servicing Agreement, the Predecessor Contract or the repurchased Contract, as applicable, and the ownership interest or security interest (as the case may be) in the Equipment subject thereto, shall be released from the ownership interest or security interest (as the case may be) granted hereunder when the Trustee shall have (i) in the case of the repurchase of a Contract, deposited in the Collection Account all amounts received in accordance with the section of the Contribution and Servicing Agreement pursuant to which such Contract is purchased, (ii) in the case of a Substitute Contract, received a fully executed original of the Substitute Contract Transfer Form and the Contract File with respect to such Substitute Contract plus any cash amount delivered as provided in the section of the Contribution and Servicing Agreement pursuant to which such Contract is substituted and (iii) delivered to the Contributor or the Servicer, as the case may be, acknowledgment of its receipt of the related Contract Files. If there are such unreimbursed amounts, any proceeds received with respect to such Predecessor Contract or repurchased Contract, as applicable, and the security interest in the related Equipment shall be applied hereunder only to the extent necessary to reimburse the Collection Account for such amounts drawn thereon and the balance of such proceeds, if any, shall be paid to, or as directed by, the Contributor.

         (e) In the event that the Trustee shall have received written certification from an Authorized Officer of the Servicer that the Trustee has received from amounts paid by the Obligor or from the proceeds of the Equipment subject to any Contract (i) the final Contract Payment due and payable under any Contractor or (ii) a Prepayment Amount in respect of any Contract and, following such final Contract Payment or Prepayment Amount, no further payments on, or in respect of, such Contract are or will be due and payable, such Contract and the Equipment subject thereto shall be released from the security interest granted hereunder.

         (f) The Issuer and the Trustee shall promptly execute and deliver such documents (which shall be furnished to the Issuer and the Trustee by the Company) and take such other actions as the Company may reasonably request to fully effectuate (i) the release from the security interest granted hereunder relating to Equipment (and proceeds thereof) required to be so released pursuant to this Section 2.05 together with (ii) the release of any interest the Issuer or Trustee may have in the related Contract and any income, payments and proceeds thereof.

                                  ARTICLE III
            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY
            --------------------------------------------------------

         The Company hereby makes the following representations and warranties for the benefit of the Issuer, the Trustee, the Swap Provider and the Noteholders on which the Issuer relies in purchasing and otherwise acquiring the Company Assets, on which the Swap Provider relies in entering into the Swap Agreement with the Issuer and on which the Noteholders rely in funding advances under their respective Notes. Other than as set forth in Section 3.08 hereof, such representations and warranties are and will be true and correct as of the Closing Date and as of each Contribution Date or Substitution Date, as the case may be (unless an earlier date is specified therein) and shall survive each transfer, assignment, conveyance and sale to the Issuer of the Company Assets and the subsequent pledge thereof by the Issuer pursuant to the Indenture.

         Section 3.01      ORGANIZATION AND GOOD STANDING.

         The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

         Section 3.02      AUTHORIZATION.

         The Company has all requisite power and authority and all necessary licenses and permits to enter into and perform its obligations under this Agreement and each Subsequent Contract Transfer Form (each, an "SCTF") and the transactions contemplated hereby and thereby, and the execution, delivery, and performance of this Agreement and each SCTF, have been duly authorized by the Company by all necessary corporate action.

         Section 3.03      BINDING OBLIGATION.

         This Agreement has been, and each SCTF will be, duly and validly executed and delivered by the Company and will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors and equitable principles (whether considered in a proceeding at law or in equity).

         Section 3.04      NO VIOLATION.

         The consummation of the transactions contemplated by this Agreement and each SCTF and the fulfillment of the terms thereof, will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under the certificate of incorporation or bylaws of the Company, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Company is a party or by which it is bound, or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, other than this Agreement, or violate any law, or, to the best of the Company's knowledge, any order, rule or regulation applicable to it of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or any of its properties.

         Section 3.05      NO PROCEEDINGS.

         There are no injunctions, writs, actions, suits, restraining orders or other orders of any nature, and there are no actions, suits, proceedings or investigations to which the Company is a party pending or, to the knowledge of the Company, threatened, before any court, government authority or agency or arbitration board or tribunal (A) asserting the invalidity of this Agreement or any SCTF, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any SCTF or (C) seeking any determination or ruling that would materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of this Agreement or any SCTF.

         Section 3.06      APPROVALS.

         All approvals, authorizations, consents, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery of, and compliance with the terms of, this Agreement or any SCTF, have been or will be taken or obtained on or prior to the related Contribution Date.

         Section 3.07      ABILITY TO PERFORM.

         The Company has the ability to perform all of its obligations under this Agreement, any SCTF and the Contribution and Servicing Agreement.

         Section 3.08      EQUIPMENT AND CONTRACTS.

         With respect to each Contract, the Company hereby represents and warrants to the Issuer, as of each Contribution Date that:

         (a) the sale to the Issuer of the Company's interest in such Contract(s) transferred on such date and the assignment of the Company's security interest, or grant of a first priority perfected security interest, as the case may be, in the Equipment related thereto pursuant to

Section 2.01, Section 2.02 or Section 2.05 hereof constitutes a valid transfer of all of the Company's right, title and interest in such Company Assets or a grant of a first-priority perfected (except for Equipment for which the Original Equipment Cost is less than $25,000, with respect to which the Company shall be deemed to have granted a valid security interest) security interest therein from the Company in favor of the Issuer, free and clear of any and all claims, charges, liens or security interests created by the Company or any of its affiliates (other than the rights of each Obligor under the Contract to which such Obligor is a party, claims, charges, liens or security interests to be discharged on the Contribution Date related thereto and any liens for taxes, assessments, and (x) governmental charges or levies not yet due and payable and
(y) liens imposed by law arising in the ordinary course of business which secure obligations that are not yet due and payable, in the case of (x) and (y) to the extent no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced);

         (b) the Company did not, in the exercise of its interest in any such Company Assets waive, discharge, release or otherwise permit any modification thereto not in effect or agreed to at the time the Company acquired its interest therein; and

         (c) notwithstanding the foregoing clauses (a) and (b), the Company makes no representation or warranty with respect to claims, charges, liens or security interests created, or waivers, discharges, releases or modifications made, by the Contributor.

         The representations and warranties described in this Section 3.08 shall survive the conveyance of the Company Assets to the Issuer.

         Section 3.09      PRINCIPAL EXECUTIVE OFFICE; LEGAL NAME.

         The principal executive office of the Company is located at 2500 York Road, Jamison, PA 18929, and has been located in the same county and state for at least four months immediately preceding the Closing Date. The Company has no trade names, fictitious names, assumed names or "doing business as" names, and at all times has been organized under the laws of the State of Delaware. If (i) any change in either the Company's name, structure or the location of its principal place of business or chief executive office occurs, then the Company shall deliver thirty (30) days' prior written notice of such change or relocation to the Issuer and the Trustee and (ii) if the Company becomes aware of the change in location of any equipment, then, no later than sixty (60) days after the effective date of such change or relocation, the Company shall file such amendments or statements as may be required to preserve and protect the Issuer's and the Trustee's interest in the Contracts, the Equipment and the other Trust Property. The Company shall pay all filing fees or taxes payable in respect of any UCC financing or continuation statements required to be filed pursuant to Section 1.03 of the Contribution and Servicing Agreement and not paid by the Contributor.

         Section 3.10      NO PRIOR ASSIGNMENTS.

         Except as permitted by the Transaction Documents, the Company has not pledged, assigned or encumbered or terminated, in whole or in part, any of the Company Assets.

         Section 3.11      VALID SALE; FAIR CONSIDERATION.

         This Agreement effects a valid assignment, transfer, contribution and conveyance of the Company's interest in the Company Assets, enforceable against creditors of the Company. The consideration received by the Transferor upon the sale of the Company Assets to the Issuer is fair consideration having value equivalent to or in excess of the value for such Company Assets.

         Section 3.12      NONCONSOLIDATION.

         The Company is operated in such a manner that it would not be substantively consolidated with Contributor, such that the separate existence of the Company and Contributor would not be disregarded in the event of a bankruptcy or insolvency of the Company or Contributor, and in such regard, among other things:

         (a) the Company is not involved in the day to day management of Contributor;

         (b) the Company maintains separate corporate records and books of account from Contributor and otherwise observes corporate formalities and has a separate business office from Contributor (which may be at the same address as Contributor, PROVIDED that the Company and Contributor have entered into a written agreement specifying a reasonable allocation of expenses with respect to overhead and other shared costs with respect to such premises or a lease agreement);

         (c) the financial statements and books and records of the Company prepared after the date of creation of Contributor reflect and will reflect the separate existence of Contributor;

         (d) the Company maintains its assets separately from the assets of Contributor (including through the maintenance of a separate bank account), the Company's funds and assets, and records relating thereto, have not been and are not commingled with those of Contributor and the separate creditors of Contributor will be entitled to be satisfied out of Contributor's assets prior to any value in Contributor becoming available to Contributor's equityholders or the Company's creditors;

         (e) all business correspondence of the Company and other communications are conducted in the Company's own name and on its own stationery;

         (f) Contributor does not act as an agent of the Company in any capacity and the Company does not act as agent for Contributor, but instead presents itself to the public as a corporation separate from Contributor, PROVIDED that Contributor is the Servicer under the Contribution and Servicing Agreement;

         (g) the Company has caused its accounting records to be clearly and unambiguously marked to show that such Contract has been transferred by the Company to the Issuer and pledged by the Issuer to the Trustee for the benefit of the Noteholders and the Swap Provider; and

         (h) the Company will at all times maintain two Independent Directors (as such term is defined in the certificate of incorporation of the Company).

         Section 3.13      ORDINARY COURSE; NO INSOLVENCY.

         The transactions contemplated by this Agreement are being consummated by the Company and the Issuer, respectively, in furtherance of the Company's ordinary business purposes and constitute a practical and reasonable course of action by the Company designed to improve the financial position of the Company with no contemplation of insolvency and with no intent to hinder, delay or defraud any of its present or future creditors. Neither as a result of the transactions contemplated by this Agreement, nor immediately before or after such transactions, will the Company be insolvent, and the Company has adequate capital for the conduct of its business and the payment of anticipated obligations.

         Section 3.14      ASSETS AND LIABILITIES.

         (a) Both immediately before and after the assignment, transfer and conveyance of Contracts (including the right to receive all payments due or to become due thereunder) and the other Company Assets, the present fair salable value of the Company's assets will be in excess of the amount that will be required to pay the Company's probable liabilities as they then exist and as they become absolute and matured.

         (b) Both immediately before and after the assignment and transfer of Contracts and the other Company Assets, the sum of the Company's assets will be greater than the sum of the Company's debts, valuing the Company's assets at a fair salable value.

         Section 3.15      TRANSFER TAXES.

         No transfer, assignment or conveyance of Company Assets contemplated by this Agreement is subject to or will result in any tax, fee or governmental charge payable by the Company or the Issuer to any federal, state or local government ("TRANSFER TAXES"). In the event that the Company or the Issuer receives actual notice of any Transfer Taxes arising out of the transfer, assignment and conveyance of any Company Assets, on written demand by the Issuer, or upon the Company otherwise being given notice thereof, the Company shall pay, and otherwise indemnify and hold the Issuer, the Trustee and the holders of the Notes harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that neither the holders of the Notes nor the Trustee shall have any obligation to pay such Transfer Taxes).

         Section 3.16      ABILITY TO PAY DEBTS.

         Neither as a result of the transactions contemplated by this Agreement nor otherwise does the Company believe that it will incur debts beyond its ability to pay or which would be prohibited by its charter documents or by-laws. The Company's assets and cash flow enable it to meet its present obligations in the ordinary course of business as they become due.

         Section 3.17      BULK TRANSFER PROVISIONS.

         No transfer, assignment or conveyance of Contracts or the other Company Assets by the Company to the Issuer contemplated by this Agreement will be subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

                                   ARTICLE IV
                             CONDITIONS TO PURCHASE

         Section 4.01      REPRESENTATIONS AND WARRANTIES.

         The obligation of the Issuer to purchase any Contracts on the Closing Date and each Contribution Date is subject to receipt by the Issuer of the following:

         (a) an Officer's Certificate from Company to the effect that, on or before such Contribution Date (after giving effect to the sale of the Subsequent Contracts on such date), all representations and warranties of the Company contained herein shall be true and correct in all respects, with respect to each Contract individually and all Contracts in the aggregate, with the same force and effect as though such representations and warranties had been made on and as of such date (unless such representations and warranties specifically relate to an earlier date); and

         (b) an Officer's Certificate from the Contributor to the effect that, on or before such Contribution Date (after giving effect to the sale of Subsequent Contracts on such date), all representations and warranties of the Contributor contained in Section 2 of the Amended and Restated Contribution and Servicing Agreement shall be true and correct in all respects, with respect to each Contract individually and all Contracts in the aggregate as stated therein, with the same force and effect as though such representations and warranties had been made on and as of such date (unless such representations and warranties specifically relate to an earlier date).

                                   ARTICLE V
                        FURTHER COVENANTS OF THE COMPANY

         So long as this Agreement remains in effect or the Company shall have any obligations hereunder, Company hereby covenants and agrees with Issuer as follows:

         Section 5.01      BOOKS AND RECORDS.

         The Company will clearly mark its books and records to reflect each sale to the Issuer of all Company Assets and to show that the Issuer owns the Company Assets absolutely.

         Section 5.02      PRESERVATION OF OFFICE.

         The Company will give the Issuer, each Noteholder and the Trustee prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement.

         Section 5.03      LIENS.

         The Company shall defend the right, title and interest of the Issuer in the Company Assets against all claims of third parties claiming through or under the Company (excluding claims arising from actions of the Contributor, in its capacity as Servicer under the Contribution and Servicing Agreement, or any agent of Contributor as such Servicer).

         Section 5.04 NO BANKRUPTCY PETITION AGAINST THE ISSUER OR MANAGING MEMBER.

         The Company covenants and agrees it will not, prior to the date that is one year and one day after the payment in full of all amounts owing pursuant to the Transaction Documents, institute against, or join any other Person in instituting against, any of the Issuer, the Managing Member or itself, any bankruptcy, reorganization, receivership, arrangement, insolvency or liquidation proceedings or other similar proceedings under any federal or state bankruptcy or similar law. This Section 5.04 shall survive the termination of this Agreement.

         Section 5.05      PROTECTION OF RIGHT, TITLE AND INTEREST.

         (a) The Company shall not change its name, identity, or corporate structure in any manner that would, could, or might make any UCC financing statement or continuation statement filed by the Contributor in accordance with
Section 1.01(c) of the Contribution and Servicing Agreement seriously misleading within the meaning of Section 9-506 of the UCC, unless it shall have given the Issuer at least thirty (30) days' prior written notice thereof and shall promptly file appropriate amendments to all previously filed UCC financing statements or continuation statements.

         (b) If at any time the Company shall propose to sell, grant a security interest in or otherwise transfer any interest in contracts to any prospective lender, or other transferee, the Company shall give to such prospective lender, or other transferee, computer tapes, records, or print-outs (including any restored from archives)that, if they shall refer in any manner whatsoever to any Contract, shall indicate clearly that all right, title and interest in such Contract (other than the Company's Retained Interest) have been sold to the Issuer and pledged by the Issuer to the Trustee for the benefit of the Noteholders and the Swap Provider.

         (c) The Company shall not amend its certificate of incorporation without the prior written consent of the Rating Agencies.

                                   ARTICLE VI
                   REPRESENTATIONS AND COVENANTS OF THE ISSUER

         The Issuer hereby represents and warrants to the Company as of the Closing Date and as of each Contribution Date:

         Section 6.01      NONCONSOLIDATION.

         The Issuer is operated in such a manner that it would not be substantively consolidated with Contributor, such that the separate existence of the Issuer and Contributor would not be disregarded in the event of a bankruptcy or insolvency of the Issuer or Contributor, and in such regard, among other things:

         (a) the Issuer is not involved in the day to day management of Contributor;

         (b) the Issuer maintains separate company records and books of account from Contributor and otherwise observes company formalities and has a separate business office from the Company;

         (c) the financial statements and books and records of the Issuer prepared after the date of creation of Contributor reflect and will reflect the separate existence of Contributor;

         (d) the Issuer maintains its assets separately from the assets of Contributor (including through the maintenance of a separate bank account), the Issuer's funds and assets, and records relating thereto, have not been and are not commingled with those of Contributor and the separate creditors of Contributor will be entitled to be satisfied out of Contributor's assets prior to any value in Contributor becoming available to Contributor's equityholders or the Issuer's creditors;

         (e) all business correspondence of the Issuer and other communications are conducted in the Issuer's own name and on its own stationery;

         (f) Contributor does not act as an agent of the Issuer in any capacity and the Issuer does not act as agent for Contributor, but instead presents itself to the public as a limited liability company separate from Contributor and the Company; PROVIDED that Contributor is the Servicer under the Contribution and Servicing Agreement.

         (g) The Issuer shall not issue any securities or cause any Person of which it is the sole shareholder or economic owner to issue any securities (other than the Notes, any Class F Instruments and any securities issued prior to the Closing Date) unless it shall have received from the Rating Agencies a written confirmation that the issuance of such securities will not result in a Ratings Effect with respect to any class of Notes.

         Section 6.02      NO BANKRUPTCY PETITION AGAINST THE COMPANY.

         The Issuer covenants and agrees it will not, prior to the date that is one year and one day after the payment in full of all amounts owing pursuant to the Transaction Documents, institute against, or join any other Person in instituting against, any of the Company, the Managing Member or itself, any bankruptcy, reorganization, receivership, arrangement, insolvency or liquidation proceedings or other similar proceedings under any federal or state bankruptcy or similar law. This Section 6.02 shall survive the termination of this Agreement.

                                  ARTICLE VII
                                  SUBSTITUTION

         Section 7.01      SUBSTITUTION.

         In the event that the Contributor or the Servicer contributes, transfers, sells or assigns a Substitute Contract to the Company pursuant to
Section 7.01 of the Contribution and Servicing Agreement, the Company simultaneously therewith, hereby sells, transfers, conveys and assigns any such Substitute Contract and the security interest in the related Equipment to the Issuer (or, in the case of Fair Market Value Leases, grant a valid security interest in the related Equipment).

In addition, the Company hereby agrees to take any action to facilitate the transfer of any Predecessor Contract, including (i) delivery to the Trustee and the Issuer of the Substitute Contract Transfer Form, substantially in the form of Exhibit D to the Contribution and Servicing Agreement, transferring to the Issuer all right, title and interest of the Company in and to the Eligible Contract being substituted and a security interest in the related Equipment subject thereto, and granting the Trustee a valid and first priority security interest in such Substitute Contracts and the related Equipment (in accordance with the Transaction Documents), (ii) delivery to the Trustee of amendments to, or executed originals of, the UCC financing statements referred to in Section 1.01(c) of the Contribution and Servicing Agreement reflecting the deletion of the Predecessor Contract and the addition of the Substitute Contract, (iii) delivery to the Contributor or the Servicer, as the case may be, by the Company of an instrument, substantially in the form of Exhibit D of the Contribution and Servicing Agreement, transferring to the Contributor or the Servicer, as the case may be, without representation or warranty, all of the Company's right, title and interest in and to the related Predecessor Contract, (iv) delivery to the Trustee of the original, manually executed counterpart of each Substitute Contract that constitutes "chattel paper" or an "instrument" under the UCC as appropriate for the purposes of perfecting a security interest under the UCC and
(v) delivery to the Trustee of an amendment to the Contract Schedule, reflecting the deletion of the Predecessor Contract and the addition of the Substitute Contract. Upon delivery of each Substitute Contract and the Substitute Contract Transfer Form therefor, the definition of "COMPANY ASSETS" will be automatically amended to (1) include such Substitute Contract and all related property and rights contained in the definition of Contributed Property and (2) not include the related Predecessor Contract and all related property and rights contained in the definition of Contributed Property.

         Section 7.02      NOTICE OF SUBSTITUTION.

         In the Monthly Servicer Report to be delivered on each Determination Date, the Company shall cause the Servicer to give written notice to the Trustee, each Noteholder, and the Company of each substitution of Contracts pursuant to Section 7.01 hereof during the preceding Collection Period. Such Monthly Servicer Report or other written notice shall (i) specify the amount of each periodic Contract Payment under the Predecessor Contract and the amount of each periodic Contract Payment under each Eligible Contract being substituted,
(ii) specify the residual values of the Equipment subject to the Predecessor Contract and the Equipment subject to the Eligible Contract being substituted,
(iii) specify the Discounted Contract Balance of the Predecessor Contracts, the Discounted Contract Balance of the Substitute Contracts, and any amounts to be deposited in the Collection Account in connection with such Substitute Contracts and (iv) with respect to a substitution pursuant to Section 7.01 hereof, be accompanied by an Officer's Certificate, substantially in the form of Exhibit C hereto, certifying as to compliance with the provisions of Section 7.01 hereof.

         Section 7.03      CONTRIBUTOR'S AND COMPANY'S SUBSEQUENT OBLIGATIONS.

         Upon any substitution of Contracts in accordance with the provisions of this Section 7, the Company's obligations hereunder with respect to the Predecessor Contract shall cease but the Contributor and the Company shall each thereafter have the same obligations with respect to the

Substitute Contract substituted as it has with respect to all other Contracts subject to the terms hereof.

         Section 7.04      USAGE OF PREDECESSOR CONTRACTS IN CALCULATION.

         After substitution therefor in accordance with the terms and conditions of the Transaction Documents, no Predecessor Contract or any other Contract repurchased or substituted for in accordance with the terms and conditions of the Transaction Documents, including the subsequent default, delinquency or breach thereof, shall be included in any calculation or determination made under the Transaction Documents, including, without limitation, the calculation of either any Amortization Event or Indenture Event of Default.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         Section 8.01      AMENDMENT.

         (a) This Agreement may be amended from time to time by the Issuer and the Company with the consent of the Rating Agencies (but without the consent of the Trustee or any of the Noteholders), to cure any ambiguity, to correct or supplement any provision herein that may be inconsistent with any other provisions herein, or to add or amend any other provisions with respect to matters or questions arising under this Agreement; PROVIDED, HOWEVER, that such amendment shall not adversely affect in any material respect the interests of the Trustee, the Noteholders or the Swap Provider, unless so consented to by each entity so affected.

         (b) This Agreement may also be amended from time to time by the Issuer and the Company, with the consent of the Rating Agencies and the Majority of Voting Rights, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; PROVIDED, HOWEVER, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Contracts or payments that are required to be made on any Note without the consent of the Holder of such Note, (b) reduce the aforesaid percentage required to consent to any such amendment or (c) adversely affect in any material respect the interests of the Trustee, any Noteholder or the Swap Provider without, in each instance, the consent of each entity so affected.

         (c) Approval of the particular form of any proposed amendment or consent shall not be necessary for the consent of the Noteholders under Section 8.01(b), but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders or the Swap Provider shall be subject to such reasonable requirements as the Trustee may prescribe.

         (d) Prior to the execution of any such amendment to this Agreement proposed in accordance with Section 8.01(b), the Issuer shall deliver a copy of the proposed amendment to the Company, the Rating Agencies and the Trustee.

         (e) In executing any amendment to this Agreement pursuant to this
Section 8.01, the Trustee shall be entitled to receive (i) an Officer's Certificate of the Company stating that all conditions precedent for entering into such amendment as set forth in this Agreement have been met, and (ii) an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement.

         Section 8.02      EFFECT OF INVALIDITY OF PROVISIONS.

         In case any one or more of the provisions contained in this Agreement should be or become invalid, illegal or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein shall in no way be affected, prejudiced or disturbed thereby.

         Section 8.03      NOTICES.

         All demands, notices and communications hereunder shall be in writing, personally delivered or mailed by certified mail-return receipt requested, or delivered by courier, or delivered by facsimile to a facsimile and telephone number provided by the relevant Person in writing, with subsequent telephone confirmation of the receipt thereof, and shall be deemed to have been duly given upon receipt (a) in the case of the Trustee, at the following address: 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Structured Finance,
Facsimile: (651) 244-0089, (b) in the case of the Servicer, at the following address: 2500 York Road, Jamison, Pennsylvania 18929, Attention: Securitization Manager, Facsimile: (215) 488-5416, (c) in the case of the Issuer, 2500 York Road, Jamison, Pennsylvania 18929, Attn: Securitization Manager, Facsimile (215) 488-5416, with a copy to the Servicer at the address set forth in clause (b) above, (d) in the case of the Company at the following address: 2500 York Road, Jamison, Pennsylvania 18929, Attention: Securitization Manager, Facsimile: (215) 488-5416, (e) in the case of the Rating Agencies, to the following addresses:
Fitch, Inc., 55 East Monroe Street, Chicago, Illinois 60603, Attention: Mr. Joseph Tuczak, Facsimile: (312) 368-2069; and Moody's Investors Service, Inc., 99 Church Street, 4th Fl., New York, New York 10007, Attention: ABS Monitoring Department, Facsimile: (212) 553-3856 and (f) in the case of the Swap Provider, at the contact information provided in the Swap Agreement, or at other such respective address as shall be designated by such party in a written notice to the other parties. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Note Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice.

         Section 8.04      ENTIRE AGREEMENT.

         This Agreement, including the Exhibits hereto, contains the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements between them, whether oral or written, of any nature whatsoever with respect to the subject matter hereof.

         Section 8.05      SURVIVAL.

         All indemnities and undertakings of the Company and the Issuer hereunder shall survive the termination of this Agreement.

         Section 8.06      CONSENT TO SERVICE.

         Each party irrevocably consents to the service of process by registered or certified mail, postage prepaid, to it at its address provided on the signature page hereto.

         Section 8.07      JURISDICTION NOT EXCLUSIVE.

         Nothing herein will be deemed to preclude either party hereto from bringing an action or proceeding in respect of this Agreement in any jurisdiction other than as set forth in Section 8.12 hereof.

         Section 8.08      CONSTRUCTION.

         The headings in this Agreement are for convenience only and are not intended to influence its construction. References to Sections, Schedules and Exhibits in this Agreement are to the Sections of and Schedules and Exhibits to this Agreement. Any Schedules and Exhibits are hereby incorporated into and form a part of this Agreement. In this Agreement, the singular includes the plural, the plural the singular, the words "and" and "or" are used in the conjunctive or disjunctive as the sense and circumstances may require and the word "including" means "including, but not limited to." Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

         Section 8.09      FURTHER ASSURANCES.

         In addition to its agreements set forth herein, the Company (at the Issuer's expense) agrees to do such further acts and things and to execute and deliver such additional assignments, agreements, powers and instruments as are reasonably requested by the Issuer to carry into effect the purposes of this Agreement and the transactions contemplated herein, including, without limitation, such documents as are necessary to protect the Trustee's interest in the Contracts, the security interest in the Equipment and the other Company Assets in accordance with the Transaction Documents.

         Section 8.10      THIRD PARTY BENEFICIARIES.

         Each Noteholder, the Swap Provider and the Trustee shall be an express third party beneficiary of this Agreement. The obligations of the Company hereunder may be assigned by the Issuer to the Trustee under the Indenture. The Company acknowledges that the Issuer intends, pursuant to the Indenture, to pledge the Company Assets, together with its respective rights under this Agreement to the Trustee on the Closing Date, each Contribution Date and each Substitution Date, with respect to each Contract and each Substitute Contract. The Company acknowledges and consents to such conveyance and waives any further notice thereof and covenants and agrees that the representations and warranties of the Company contained in this Agreement and the rights of the Issuer hereunder, are intended to benefit the Trustee, the Swap

Provider and each Securityholder. In furtherance of the foregoing, the Company covenants and agrees to perform its duties and obligations hereunder, in accordance with the terms hereof and for the benefit of the Trustee, the Swap Provider and the Noteholders and that, notwithstanding anything to the contrary in this Agreement, the Company shall be directly liable to the Trustee (notwithstanding any failure by the Servicer or the Issuer to perform its duties and obligations hereunder, or under the Indenture or Contribution and Servicing Agreement), and that the Trustee may enforce the duties and obligations of the Company under this Agreement against the Company for the benefit of the Swap Provider and the Securityholder.

         Section 8.11      GOVERNING LAW.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS RULES REGARDING CONFLICT OF LAWS.

         Section 8.12      CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO
VENUE.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EACH OF THE ISSUER AND THE COMPANY HEREBY AGREED TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITH THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, AND EACH PARTY IRREVOCABLY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

         Section 8.13      WAIVER OF JURY TRIAL.

         TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE ISSUER AND THE COMPANY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

         Section 8.14      HEADINGS AND CROSS-REFERENCES.

         The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement.

         Section 8.15      COSTS AND EXPENSES.

         The Company will pay all reasonable expenses incident to the performance of its obligations under this Agreement and under the Indenture and the Company agrees to pay all reasonable out-of-pocket costs and expenses of the Issuer, including fees and expenses of counsel, in connection with the enforcement of any obligation of the Company hereunder.

         Section 8.16      CONFIDENTIAL INFORMATION.

         The Issuer agrees and covenants that it will neither use nor disclose to any person the names and addresses of the Obligors, except in connection with the enforcement of the Issuer's rights hereunder, under the Contracts, under the applicable Transaction Documents or as required by law.

         Section 8.17      STATUTORY REFERENCES.

         References in this Agreement to any section of the UCC shall mean, on and after the effective date of adoption of any revision to the UCC in the applicable jurisdiction, such revised or successor section thereto.

         Section 8.18      EXECUTION IN COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

         Section 8.19 POWER OF ATTORNEY. The Company hereby grants to each of the Issuer and the Trustee the power as its attorney-in-fact (i) to file UCC financing statements in the appropriate offices evidencing the conveyance of the Contracts and other Company Assets to the Issuer and (ii) in the event an event of default exists under any Transaction Document, to do any and all other acts as may be necessary or appropriate to effect the transaction contemplated herein. The Company will execute any document or instrument deemed necessary by the Issuer or the Trustee to effect or to evidence this power of attorney. All costs associated with such filings or instructions shall be paid by the Company.

                            [Signature page follows]

                                          SUBSEQUENT CONTRACT TRANSFER AGREEMENT

         IN WITNESS WHEREOF, Issuer and Company have duly executed this Subsequent Contract Transfer Agreement as of the date and year first above written.


                                  DVI RECEIVABLES CORP. XVIII



                                  By:____________________________
                                       Name:        Matthew E. Goldenberg
                                       Title:       Vice President

                                  Address:          2500 York Road
                                                    Jamison, Pennsylvania 18929
                                  Attention:        Securitization Manager

                                  Telephone:        (215) 488-5042
                                  Facsimile:        (215) 488-5416


                                  DVI RECEIVABLES XVIII, L L C
                                  By:      DVI Receivables Corp  VIII,
                                           its managing member



                                  By:____________________________
                                       Name:        Matthew E. Goldenberg
                                       Title:       Vice President

                                  Address:          2500 York Road
                                                    Jamison, Pennsylvania 18929
                                  Attention:        Securitization Manager

                                  Telephone:        (215) 488-5042
                                  Facsimile:        (215) 488-5416

                                    EXHIBIT A

                        SUBSEQUENT CONTRACT TRANSFER FORM
                        ---------------------------------


                                                                          [DATE]

         DVI RECEIVABLES CORP. XVIII, (the "COMPANY") and DVI RECEIVABLES XVIII, L.L.C. (the "ISSUER"), pursuant to the Subsequent Contract Transfer Agreement, dated as of November 1, 2002 (the "SCTA"), hereby confirm their understanding with respect to the sale, transfer, assignment and conveyance by the Company to the Issuer of those Contracts listed on Schedule 1 attached hereto (the "CONTRACTS"), together with a first priority perfected (except with regard to Equipment that had an Original Equipment Cost of less than $25,000) security interest in all of the Company's right, title and interest in and to the related Equipment (except for (i) such item of Equipment that had an Original Equipment Cost of less than $25,000 and (ii) any ownership interest in such item of Equipment, with respect to which the Company instead grants to the Issuer a first priority perfected security interest therein), and other related property described herein.

         CONVEYANCE OF COMPANY ASSETS. On the date set forth above, the Company hereby transfers to the Issuer all of the Company's rights, title and interest in, to, and under the Contracts listed on Schedule 1 hereto including, without limitation, its interests in the proceeds of such Contracts, the right to receive all amounts due or to become due thereunder after _______________ (the "CUT-OFF DATE"), but excluding the Company's Retained Interest, if any, together with all of the other Company Assets related thereto.

         The Company hereby confirms that:

         (1) On or prior to the date hereof (the "SUBSEQUENT CONTRACT TRANSFER DATE"), the Contributor shall have deposited in the Collection Account all collections in respect of the Contracts that were due on or after the Cut-off Date;

         (2) Each representation and warranty of the Company under the Contribution and Servicing Agreement and the SCTA is true and correct as of the date hereof, the Contributor was not insolvent nor will it be made insolvent by the transfer contemplated herein nor is it aware of any pending insolvency and the Company is not in breach of any covenant under the SCTA;

         (3) Each Contract sold, transferred, assigned and conveyed pursuant hereto is an Eligible Contract;

         (4) On or prior to the Subsequent Contract Transfer Date, the Company shall have delivered to the Trustee the sole original, manually executed counterpart of each Contract;

         (5) The sum of the Discounted Contract Balances as of the Cut-off Date of the Contracts listed on Schedule 1 attached hereto is $__________ (calculated using a Discount Rate of __________%);

         (6) Reserved;

         (7) When the Contracts are added to the Trust Property, all representations and warranties of the Company in the SCTA will be true and correct as of the date set forth in the heading of this Subsequent Contract Transfer Form unless any breach of such representations and warranties resulting from the inclusion of such Contract shall have been waived in advance by Noteholders evidencing more than 50% of the Voting Rights; and

         (8) The Contributor has delivered to the Trustee (i) amendments to, or executed originals of, the UCC financing statements referred to in Section 1.01(d) of the Contribution and Servicing Agreement (the "CONTRIBUTION AND SERVICING AGREEMENT"), dated as of November 1, 2002 between DVI Financial Services Inc. and the Company, reflecting the addition of the Contract(s) and
(ii) an amendment to the Contract Schedule.

         All terms and conditions of the SCTA with respect to the Company and the Contracts have been complied with and are hereby ratified, confirmed and incorporated herein; PROVIDED THAT, in the event of any conflict, the provisions of this Subsequent Contract Transfer Form shall control over the conflicting provisions of the Contribution and Servicing Agreement.

                            [signature page follows]

         Terms capitalized herein and not defined herein shall have their respective meanings as set forth in the SCTA and if not defined therein, then as such terms are defined in Appendix I to the Contribution and Servicing Agreement.

                                          DVI RECEIVABLES CORP. XVIII

                                                   By:__________________________
                                                   Name:
                                                   Title:

                                          DVI RECEIVABLES XVIII, L.L.C.

                                                   By:      DVI RECEIVABLES
                                                            CORP. VIII,
                                                            its managing member

                                                   By:__________________________
                                                   Name:
                                                   Title:

                                    EXHIBIT B

                  FORM OF RE-ASSIGNMENT OF ISSUER'S CERTIFICATE
                   PURSUANT TO SECTION 1.04(C) OR 5.01 OF THE
                     SUBSEQUENT CONTRACT TRANSFER AGREEMENT


         DVI RECEIVABLES XVIII, L.L.C. (the "ISSUER") pursuant to the Subsequent Contract Transfer Agreement, dated as of November 1, 2002, between the Issuer and DVI RECEIVABLES CORP. XVIII (the "COMPANY") does hereby sell, transfer, assign, deliver and otherwise convey to Company, without recourse, representation or warranty, all of the Issuer's right, title and interest in and to all of the Predecessor Contracts listed on Schedule A hereto and all security and documents relating thereto.

         IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of
__________________.



                                        DVI RECEIVABLES XVIII, L.L.C.
                                        By:      DVI Receivables Corp. VIII,
                                                 its managing member

                                        By:_____________________________________
                                        Name:
                                        Title:

                                    EXHIBIT C

              FORM OF OFFICER'S CERTIFICATE PURSUANT TO ARTICLE VII
              -----------------------------------------------------


                  The undersigned certifies that the undersigned is a duly authorized officer of DVI RECEIVABLES CORP. XVIII (the "COMPANY"), and that, as such the undersigned is authorized to execute and deliver this certificate on behalf of the Company and further certifies pursuant to Section 7.02 of the Subsequent Contract Transfer Agreement (the "AGREEMENT") dated as of November 1, 2002, between the Company and DVI RECEIVABLES XVIII, L.L.C. (the "ISSUER"), that to his or her knowledge, the Company's transfer to the Issuer of those Substitute Contracts listed in Schedule 1 attached hereto, together with all of the Company's right, title and interest in and to the related Contracts (other than the Company's Retained Interest) and the related Company Assets, is in compliance with Article VII of the Agreement.

                  IN WITNESS WHEREOF, I have hereunto signed my name.



                                        DVI RECEIVABLES CORP. XVIII

                                        By:______________________________
                                        Name:
                                        Title: